UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 28, 2025 (April 26, 2025)

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Transition

On April 26, 2025, the Board of Directors (the “Board”) of Scholar Rock Holding Corporation and Scholar Rock, Inc. (collectively, the “Company”) appointed Mr. David Hallal as Chief Executive Officer of the Company effective as of April 27, 2025 (the “Transition Date”) following Dr. Jay T. Backstrom’s transition from his role as the Company’s Chief Executive Officer and President to Senior Advisor on the Transition Date. Dr. Backstrom also resigned as a member of the Board on the Transition Date. Dr. Backstrom is expected to serve as Senior Advisor to the Company through October 31, 2025 as part of the planned transition. The Board also appointed Akshay Vaishnaw, a current member of the Board, as the Company’s President of Research & Development (“R&D”), R. Keith Woods as the Company’s Chief Operating Officer and Vikas Sinha as the Company’s Chief Financial Officer, in each case effective on the Transition Date.

Mr. Hallal will remain Chairman of the Board. In connection with his transition, Dr. Backstrom will not stand for re-election as a member of the Board at the Company’s upcoming Annual Meeting of Stockholders to be held on May 22, 2025 (the “Annual Meeting”) and the Board has been reduced in size from ten to nine members. Dr. Backstrom’s resignation from the Board is not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

David Hallal, age 58, has served as the Chairman of our Board of Directors since July 2017. He also serves as the Chairman of the Board of Directors of iTeos Therapeutics SA and as a member of the Board of Directors of Seer Biosciences, Inc. From December 2017 through April 2025, Mr. Hallal served as Chairman and Chief Executive Officer of ElevateBio, LLC and in April 2025 became Executive Chairman. From September 2018 until May 2021, Mr. Hallal served as Chairman and Chief Executive Officer of AlloVir, Inc. and since May 2021, serves as its Executive Chairman. Prior to that, Mr. Hallal served in executive roles of increasing responsibility at Alexion Pharmaceuticals, Inc., most recently serving as Chief Executive Officer and a board member. Prior to his role as Chief Executive Officer, Mr. Hallal served Alexion as Chief Operating Officer and a board member as well as Chief Commercial Officer and Head of Commercial Operations. Mr. Hallal holds a B.A. in psychology from the University of New Hampshire.

There are no arrangements or understandings pursuant to which Mr. Hallal was selected for his position. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K other than as previously reported in the Company’s proxy statement for its Annual Meeting, filed with the Securities and Exchange Commission on April 11, 2025.

Akshay Vaishnaw, M.D., Ph.D., age 62, has served as a director of the Company since May 2019. Dr. Vaishnaw has been a venture partner at Atlas Venture since March 2024. From September 2023 to December 2024, Dr. Vaishnaw served as Chief Innovation Officer and Member of the Scientific Advisory Board at Alnylam Pharmaceuticals. From January 2022 to September 2023, Dr. Vaishnaw served as President of Alnylam and from March 2018 to January 2022, he served as President R&D. Dr. Vaishnaw also served in various other roles of increasing responsibility at Alnylam since joining in 2006. Dr. Vaishnaw serves on the board of directors for Hemab Inc. since January 2024. Dr. Vaishnaw previously served on the board of directors for Editas Medicine, Inc. He received his M.D. from the University of Wales College of Medicine, U.K., and his Ph.D. from the University of London, U.K., in molecular immunology. He is a Fellow of the Royal College of Physicians, U.K.

There are no arrangements or understandings pursuant to which Dr. Vaishnaw was selected for his position. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K other than as previously reported in the Company’s proxy statement for its Annual Meeting, filed with the Securities and Exchange Commission on April 11, 2025.

R. Keith Woods, age 57, has over three decades of experience in the biopharmaceutical sector, having served most recently as Chief Operating Officer of argenx Pharmaceuticals, Inc., from April 2018 to June 2023, where he led the company through its transition from an R&D organization to a global commercial organization. During this time, he oversaw key teams in preparation for argenx’s first product launch, including sales, marketing, market access and reimbursement, business operations, patient services and medical affairs. In 2023, Mr. Woods transitioned from this role to serve as a strategic commercial advisor to the board of directors of argenx. Prior to argenx, Mr. Woods served as senior vice president of North American operations for Alexion Pharmaceuticals, Inc., where he managed a team of several hundred people in the U.S. and Canada and was responsible for more than $1 billion in annual sales. Prior to joining Alexion, Mr. Woods held various positions of increasing responsibility within Roche, Amgen, and Eisai Co., Ltd., over a span of 20 years. Mr. Woods currently serves on the board of directors of X4 Pharmaceuticals, Inc., TScan Therapeutics, Inc., Neurogene Inc., and Rocket Pharmaceuticals, Inc. He holds a Bachelor of Science in marketing from Florida State University.

There are no arrangements or understandings pursuant to which Mr. Woods was selected for his position. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Vikas Sinha, age 61, brings over 30 years of executive leadership experience in the life sciences industry, with a proven track record across finance, investor relations, business development, strategy, IT, and human resources. Prior to joining the Company, he co-founded and served as Chief Financial Officer of ElevateBio LLC from December 2017 through April 2025, where he is currently a member of its board of directors. He served as President and Chief Financial Officer of AlloVir, Inc, an ElevateBio portfolio company from September 2018 to March 2025. From September 2005 to December 2016, Mr. Sinha was the Chief Financial Officer of Alexion Pharmaceuticals, Inc, a biotechnology company, where he was responsible for finance, business development, strategy, investor relations, and IT. Prior to joining Alexion, Mr. Sinha held various positions with Bayer AG in the U.S., Japan, Germany and Canada, including Vice President and Chief Financial Officer of Bayer Pharmaceuticals Corporation in the U.S. and Vice President and Chief Financial Officer of Bayer Yakuhin Ltd. in Japan. He served as a member of the board of directors of AlloVir from January 2019 until March 2025, as a Non-Executive Director on the board of directors of Verona Pharma PLC since September 2016 and Orna Therapeutics since January 2025. Mr. Sinha holds a Bachelor of Commerce degree from Tribhuvan University and an M.B.A. from the Asian Institute of Management in Manila Philippines. He is also a qualified Chartered Accountant from the Institute of Chartered Accountants of India and a Certified Public Accountant in the U.S.

There are no arrangements or understandings pursuant to which Mr. Sinha was selected for his position. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

David Hallal Appointment and Employment Agreement

In connection with his appointment as the Company’s Chief Executive Officer, Mr. Hallal entered into an employment agreement with the Company on April 27, 2025 (the “Hallal Agreement”). Mr. Hallal will also serve as the Company’s Principal Executive Officer. Pursuant to the Hallal Agreement, Mr. Hallal will receive an initial annual base salary of $975,000, a sign-on bonus of $2 million, and will be eligible for an annual cash bonus with an incentive target of 80% of his annual base salary. Mr. Hallal is also eligible to participate in the employee benefit plans available to the Company’s employees, subject to the terms of those plans. Mr. Hallal shall be entitled to severance benefits as specified in the Hallal Agreement and will not be entitled to any additional compensation for serving as a member of the Board.

Mr. Hallal shall be granted a stock option under the Company’s 2018 Stock Option and Incentive Plan (the “Stock Option Plan”) to purchase a number shares of the Company’s common stock with a grant date fair value (assuming a price per share equal to the volume weighted average price of the Company’s common stock on the Nasdaq Global Market for the four trading days immediately preceding the date of grant) (the “Option Grant Date Fair Value”) equal to $7.5 million (the “Hallal Stock Option Award”). The Hallal Stock Option Award will vest with respect to 25% of the shares of common stock underlying the Hallal Stock Option Award on the first anniversary of the Transition Date (the “Hallal Vesting Commencement Date”), and the remaining 75% of the shares of common stock underlying the Hallal Stock Option Award shall vest in 12 equal quarterly installments following the Hallal Vesting Commencement Date, subject to Mr. Hallal’s continuing service at the Company through the applicable vesting date. The Hallal Stock Option Award will be subject to all terms and conditions and other provisions set forth in the Stock Option Plan and form of stock option agreement thereunder.

Additionally, Mr. Hallal was granted restricted stock units (“RSUs”) for 250,000 shares of the Company’s common stock, which shall vest annually over four years, subject to Mr. Hallal’s continuing service at the Company through the applicable vesting date (the “Hallal RSU Award”). The Hallal RSU Award will be subject to all terms and conditions and other provisions set forth in the Stock Option Plan and form of restricted stock unit agreement thereunder.

Mr. Hallal was also granted performance based restricted stock units (“PSUs”) for a target number of 500,000 shares of the Company’s common stock, which shall vest in tranches of a combination of performance vesting tied to the Company’s common stock achieving certain price targets and time-based vesting over four years, which result in vesting events for the PSUs, subject to Mr. Hallal’s continuing service at the Company through the applicable vesting date (the “Hallal PSU Award”). The maximum achievement under the Hallal PSU Award is 250%. The Hallal PSU Award will be subject to all terms and conditions and other provisions set forth in the Stock Option Plan and form of performance based restricted stock unit agreement thereunder, the form of which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025.

Pursuant to the Hallal Agreement, if the Company terminates Mr. Hallal without cause or if Mr. Hallal terminates employment for good reason, Mr. Hallal is entitled to receive (i) eighteen months of the base salary then in effect plus target annual incentive compensation, (ii) the bonus for the immediately preceding calendar year if such termination occurs subsequent to the calendar year but prior to the bonus being paid (the “Prior Year Bonus”), (iii) the prorated portion of the bonus for the current year of termination based on actual performance (the “Prorated Current Year Bonus”), (iv) eighteen months of health benefits continuation, and (v) twelve months acceleration of vesting for time-based outstanding equity awards and acceleration of a prorated portion of the PSUs granted pursuant to the Hallal Agreement that have achieved the applicable price targets during employment or within four months thereafter.  If the Company terminates Mr. Hallal without cause or if Mr. Hallal terminates employment for good reason in connection with a change in control, in lieu of the foregoing payments and benefits, Mr. Hallal is entitled to receive: (i) a lump sum in cash in an amount equal to 2 times the sum of Mr. Hallal’s base salary then in effect plus target annual incentive compensation, (ii) the Prior Year Bonus, (iii) Prorated Current Year Bonus, based on the higher of actual or target performance, (iv) twenty-four months of health benefits continuation, and (v) acceleration of vesting for all time-based outstanding awards and acceleration of any PSUs based on actual achievement (and any other performance-based awards based on the higher of actual or target performance).

Mr. Hallal will also enter into the Company’s standard form indemnification agreement pursuant to which the Company may be required to indemnify Mr. Hallal for certain expenses arising out of his service as an officer or director of the Company. The Hallal Agreement also contains other customary terms and provisions. The above summary is not complete and is qualified in its entirety by the Hallal Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025.

Backstrom Transitional Services Agreement

The Company expects to enter into a Transitional Services Agreement (the “Backstrom Agreement”) with Dr. Backstrom pursuant to which Dr. Backstrom is expected to serve as Senior Advisor to the Company during the period from the April 28, 2025 to October 31, 2025 when his employment relationship will end (the “Transition Period”). During the Transition Period, Dr. Backstrom will continue to receive his current base salary, be eligible for employee benefits and continue to vest in certain time-based equity awards. Pursuant to the Backstrom Agreement, following the termination of his employment, Dr. Backstrom is eligible to receive: (i) twelve months of his current base salary, (ii) a prorated bonus for the fiscal year ended December 31, 2025, (iii) twelve months of health benefits continuation and (iv) acceleration of certain time-based equity awards and extension of the exercise period through July 31, 2026 for any vested equity awards he holds when his employment relationship ends.

Appointment of Additional Executives and Terms of their Employment

On April 26, 2025, the Board appointed the following individuals as officers of the Company, each appointment effective as of the Transition Date:

-	Akshay Vaishnaw as the Company’s President of R&D;

-	R. Keith Woods as the Company’s Chief Operating Officer; and

-	Vikas Sinha as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer with Erin Moore stepping down as the Company’s interim Principal Accounting Officer and interim Principal Financial Officer (each of Dr. Vaishnaw, Mr. Woods and Mr. Sinha an “Executive” and collectively, the “Executives”).

In connection with their appointments, each Executive entered into an employment agreement with the Company on the Transition Date (each an “Executive Agreement” and collectively, the “Executive Agreements”). Pursuant to the Executive Agreements, each Executive will receive an initial annual base salary of $800,000 and will be eligible for an annual cash bonus as determined by the Board or the Compensation Committee of the Board (the “Compensation Committee”) with an annual incentive target of 60% of his annual base salary. Dr. Vaishnaw also received a sign-on bonus of $2 million. Each Executive is eligible to participate in the employee benefit plans available to the Company’s employees, subject to the terms of those plans. Each Executive shall be entitled to severance benefits as specified in the Executive Agreement.

In connection with his employment, Dr. Vaishnaw will receive equity awards in the form of stock options, RSUs and PSUs under the Stock Option Plan. As an inducement to Messrs. Woods’ and Sinha’s employment, they each will receive equity awards in the forms of stock options, RSUs and PSUs under the Company’s 2022 Inducement Equity Plan, as amended (the “Inducement Plan”).

Each Executive will be granted a stock option to purchase a number shares of the Company’s common stock with an Option Grant Date Fair Value equal to $3 million (the “Executive Stock Option Award”). The Executive Stock Option Award will vest with respect to 25% of the shares of common stock underlying the Executive Stock Option Award on the first anniversary of the Transition Date (the “Executive Vesting Commencement Date”), and the remaining 75% of the shares of common stock underlying the Executive Stock Option Award shall vest in 12 equal quarterly installments following the Executive Vesting Commencement Date, subject to the Executive’s continuing service at the Company through the applicable vesting date. The Executive Stock Option Award will be subject to all terms and conditions and other provisions set forth in the Inducement Plan or the Stock Option Plan, as the case may be, and the respective form of stock option agreement thereunder.

Additionally, each Executive was granted RSUs for 100,000 shares of the Company’s common stock, which shall vest annually over four years, subject to each Executive’s continuing service at the Company through the applicable vesting date (the “Executive RSU Award”). The Executive RSU Award will be subject to all terms and conditions and other provisions set forth in the Inducement Plan or the Stock Option Plan, as the case may be, and the respective form of restricted stock unit agreement thereunder.

Each Executive was also granted PSUs for a target of 200,000 shares of the Company’s common stock, which shall vest in tranches of a combination of performance vesting tied to the Company’s common stock achieving certain price targets and time-based vesting over four years, which result in vesting events for the PSUs, subject to the Executive’s continuing service at the Company through the applicable vesting date (the “Executive PSU Award”). The maximum achievement under the Executive PSU Award is 250%. The Executive PSU Award will be subject to all terms and conditions and other provisions set forth in the Inducement Plan or the Stock Option Plan, as the case may be, and the respective form of performance based restricted stock unit agreement thereunder, which forms will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025.

Pursuant to the Executive Agreement, if the Company terminates the Executive without cause or if the Executive terminates employment for good reason, the Executive is entitled to receive (i) twelve months of the base salary then in effect plus target annual incentive compensation, (ii) the Prior Year Bonus, (iii) the Prorated Current Year Bonus, (iv) twelve months of health benefits continuation, and (v) twelve months acceleration of vesting for time-based outstanding equity awards and acceleration of a prorated portion of the PSUs granted pursuant to the Executive Agreement that have achieved the applicable price targets during employment or within four months thereafter.  If the Company terminates the Executive without cause or if the Executive terminates employment for good reason in connection with a change in control, in lieu of the foregoing payments and benefits, the Executive is entitled to receive: (i) a lump sum in cash in an amount equal to 1.5 times the sum of the Executive’s base salary then in effect plus target annual incentive compensation, (ii) the Prior Year Bonus, (iii) Prorated Current Year Bonus, based on the higher of actual or target performance, (iv) twenty-four months of health benefits continuation, and (v) acceleration of vesting for all time-based outstanding awards and acceleration of any PSUs based on actual achievement (and any other performance-based awards based on the higher of actual or target performance).

Each Executive will also enter into the Company’s standard form indemnification agreement pursuant to which the Company may be required to indemnify the Executive for certain expenses arising out of his service as an officer of the Company. The Executive Agreements also contain other customary terms and provisions. The above summary is not complete and is qualified in its entirety by the Executive Agreements, copies which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025.

Board of Directors and Committee Memberships

Effective on the Transition Date, David Hallal and Akshay Vaishnaw each tendered their resignation as members of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). Concurrent with their resignations, Joshua Reed and Srinivas Akkaraju were each appointed as a member of the Nominating Committee, effective immediately and Jeffrey Flier was appointed chair of the Nominating Committee, effective immediately. Accordingly, the Nominating Committee consists of Jeffrey Flier (Chair), Joshua Reed and Srinivas Akkaraju.

Effective on the Transition Date, David Hallal tendered his resignation as a member of the Compensation Committee. Concurrent with his resignation, Katie Peng was appointed as a member of the Compensation Committee, effective immediately. Accordingly, the Compensation Committee consists of Kristina Burow (Chair), Katie Peng and Michael Gilman.

The membership of the Audit Committee of the Board has not changed and consists of Joshua Reed (Chair), Richard Brudnick and Katie Peng.

Effective on the Transition Date, Akshay Vaishnaw tendered his resignation as a member of the Science, Innovation and Technology Committee of the Board. Accordingly, the Science, Innovation and Technology Committee consists of Jeffrey Flier (Chair), Michael Gilman and Srinivas Akkaraju.

Item 7.01. Regulation FD Disclosure.

On April 28, 2025, the Company issued a press release announcing the management transition described herein. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Scholar Rock Holding Corporation dated April 28, 2025.
104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: April 28, 2025	By:	/s/ Junlin Ho
Junlin Ho
General Counsel & Corporate Secretary